EXHIBIT 32.2

CERTIFICATION PURSUANT
TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jose A. Segrera, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The accompanying quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2008 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Terremark Worldwide, Inc.

/s/ Jose A. Segrera
Chief Financial Officer
(Principal Financial and Accounting Officer)
Date: November 10, 2008